UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) March 9, 2005 (March 9, 2005)

                                  QUOVADX, INC.
                                  -------------

             (Exact name of Registrant as Specified in its Charter)





         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019

Item 2.02         Results of Operations and Financial Condition.

On March 9, 2005, Quovadx, Inc., a Delaware corporation (the "Registrant"), issued a press release announcing its financial results for its fourth quarter and full year ended December 31, 2004. The press release is attached as Exhibit
99.1 to this Form 8-K, the text of which is incorporated herein by reference.

The information in this Item 2.02 of this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.


Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit
         Number                                         Exhibit
         ------                                         -------

         99.1            Press release of the Registrant, dated March 9, 2005




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: March 9, 2005
                                                     /S/ LINDA K. WACKWITZ
                                                     ------------------------
                                                     Linda K. Wackwitz
                                                     Secretary

                                  EXHIBIT INDEX


         Exhibit
         Number                                         Exhibit
         ------                                         -------

         99.1            Press release of the Registrant, dated March 9, 2005